UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2016
Horsehead Holding Corp. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33658 (Commission File Number)	20-0447377 (IRS Employer Identification No.)
4955 Steubenville Pike, Suite 405 Pittsburgh, Pennsylvania 15205 (Address of principal executive offices, including zip code)
724-774-1020 (Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01    Changes in Registrant's Certifying Accountant.

(a) On March 15, 2016, the audit committee of the Board of Directors (the "Audit Committee") of Horsehead Holding Corp. (the "Company") approved the dismissal of Grant Thornton LLP ("Grant Thornton") as the Company's independent registered public accountant.

Grant Thornton's reports on the Company's consolidated financial statements for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The audit for the year ended December 31, 2015 had not been completed as of March 15, 2016.

During the years ended December 31, 2013 and December 31, 2014 and through the period ending March 15, 2016, (i) there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference thereto in its reports on the financial statements of the Company for such periods, and (ii) there were no reportable events, requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

The Company has furnished a copy of this Current Report on Form 8-K to Grant Thornton and requested that Grant Thornton furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) The Company is in the process of engaging BDO USA, LLP ("BDO") to serve as the Company's new independent registered public accounting firm subject to BDO completing required client acceptance procedures. The Audit Committee approved the engagement of BDO. During the years ended December 31, 2014 and December 31, 2015 and through the period ending March 15, 2016, the Company did not consult with BDO regarding any of the matters described in Item 304(a)(2)(i) of Regulation S-K or Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit	Description

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission, dated March 21, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 21, 2016	HORSEHEAD HOLDING CORP.

By: /s/ Robert D. Scherich____________
Name: Robert D. Scherich
Title: Vice President and Chief Financial Officer

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